In Force Business Only This form is to be completed by the policyowner or the licensed financial professional. • Account Allocations – Section A - Complete Section A for net premium % (required). - Complete Section A for monthly charges (optional). • Select one of the monthly charge allocations boxes. - Information on monthly charge allocations: • If monthly charge allocations are not requested, charges will be taken as defined in the contract. • If the policy date is one month or more prior to the date the initial premium is applied, then monthly charge will be assessed as defined in the contract until the date the premium is applied. - Complete Section A for loan allocations (optional for fixed interest rate loans only). • You must submit a Policy Service Request form to request a loan. • Fixed interest rate loans: You may choose the allocations. • Variable interest rate loans: Specific loan allocations are not available. • Dollar Cost Averaging (DCA) – Section B - Complete Section B for dollar cost averaging. • Select one of the dollar cost averaging boxes. - Information on how DCA works: • If you request a dollar cost averaging (DCA) arrangement for premium on the policy, that net premium will be deposited in the Guaranteed Interest Account. • On each transfer date (3rd Friday of the month), approximately 1/12 of the net premium in the Guaranteed Interest Account (designated for DCA) will be transferred out of the Guaranteed Interest Account and into the current account allocations. • These transfers will continue monthly on the transfer date for twelve months from the effective date of each payment, unless you request to cancel the arrangement, or until the total value in the Guaranteed Interest Account (designated for DCA) is zero. • Rebalancing – Section C - Complete Section C to request a rebalance. • Select the rebalance box(s) to indicate your request. • Complete number one with the accounts and percentages you want to rebalance to. • Complete questions 1-4 for a systematic rebalance, or a change to an existing rebalance arrangement. - Information on how a rebalance works: • A rebalance will rebalance all of the accumulation value in the variable sub-accounts and guaranteed interest account only. • Accumulation value in the indexed accounts will not be included in the rebalance from accounts. • All available accounts (excluding the indexed accounts) can be requested in the to accounts of the rebalance. Securian Financial is the marketing name for Minnesota Life Insurance Company. Insurance products are issued by Minnesota Life Insurance Company.

• Transfers – Section D - Complete Section D to request a transfer. • Select the transfer box(s) to indicate your request. • Complete questions 5-7 for a systematic transfer, or a change to an existing transfer arrangement. • Complete one chart under transfer allocations (8). There are separate charts for transfers from the variable sub-accounts and guaranteed interest account, and transfersfrom the indexed accounts. These must be requested separately. - Information on transfers from the indexed accounts: • Transfers from fixed indexed accounts will always affect all segments within that fixed indexed account. • The value in each indexed segment will be transferred on the segment term date. • Information on Death Benefit Guarantee Flex Agreement • If Death Benefit Guarantee Flex Agreement is on your policy, each account allocation will have a DBGA account allocation factor. Allocations to the designated accounts will have a higher account allocation factor than the other accounts and will result in higher DBGA net premium being allocated to the DBGA value. DBGA value may be affected if you transfer accumulation value among the designated accounts, other sub-accounts, fixed indexed accounts, and the guaranteed interest account. Allocating to the designated accounts versus non designated accounts may impact your policy’s accumulation value. Please see the prospectus for more information about all of the available accounts, including the designated accounts. • Designated accounts are marked with an asterisk in Section A and D See your prospectus for more information regarding allocations, fixed and variable loan interest rates, fixed indexed accounts, rebalance and transfers. If you purchased the No Lapse Guarantee Agreement and such agreement is in force, we reserve the right restrict the allocation for transfers, rebalancing, and additional premiums to any one variable sub-account by the maximum variable sub-account percentage shown on the policy’s data pages. We reserve the right to waive and/or otherwise change the maximum variable sub-account percentage limitations.

Allocation Options for Variable Universal Life Defender® Policy number (for existing policies) Insured name Owner name (if different from insured) Date Firm/rep code Census number This transaction was initiated by: Policyowner Financial professional • Select net premium allocations. Allocations must be in increments of 1%; minimum is 1%. Allocations must total 100%. • Check one for monthly charge allocations: Request to assess monthly charge allocations from specific accounts (indicate below). Request the same monthly charge allocations as the net premium selection. Request to cancel existing monthly charge allocations.Account Options Net Premium % Monthly Charges % Loan % Guaranteed Interest Account AB VPS Dynamic Asset Allocation - Class B* AB VPS International Value - Class A American Funds IS Capital World Bond Fund - Class 1 American Funds IS Global Small Cap - Class 1 American Funds IS Growth - Class 1 American Funds IS Growth-Income - Class 1 American Funds IS International - Class 1 American Funds IS New World® - Class 1 American Funds IS U.S. Govt. Sec - Class 1 BlackRock International Index V.I. Fund - Class I Shares BlackRock Small Cap Index V.I. Fund - Class I Shares ClearBridge Variable Small Cap Growth - Class I Fidelity® VIP Bond Index Portfolio - Initial Class Shares Fidelity® VIP Equity-Income PortfolioSM - Initial Class Fidelity® VIP Mid Cap Portfolio - Initial Class Franklin Small Cap Value VIP Fund - Class 1 Invesco V.I. American Value - Series I Invesco V.I. Comstock - Series I Invesco V.I. International Growth Fund - Series I Shares Invesco V.I. Main Street Small Cap Fund® Series I Shares Janus Henderson VIT Balanced - Institutional Shares Janus Henderson VIT Flexible Bond - Institutional Shares Janus Henderson VIT Forty - Institutional Shares Janus Henderson VIT Mid Cap Value - Institutional Shares Janus Henderson VIT Overseas - Institutional Shares LVIP American Century Disciplined Core Value Fund Standard Class II LVIP American Century Inflation Protection Fund Standard Class II Macquarie VIP Asset Strategy Series - Service Class Shares Macquarie VIP Core Equity Series - Service Class Shares Macquarie VIP Global Growth Series - Service Class Shares Macquarie VIP International Core Equity Series - Service Class Shares Macquarie VIP Mid Cap Growth Series - Service Class Shares Macquarie VIP Pathfinder Moderate - Managed Volatility Series - Service Class Shares Macquarie VIP Science and Technology Series - Service Class Shares Macquarie VIP Smid Cap Core - Service Class Shares MFS® VIT II International Intrinsic Value - Initial Class MFS® VIT Mid Cap Growth - Initial Class Morgan Stanley VIF Emerging Markets Equity - Class II Morningstar Aggressive Growth ETF Asset Allocation - Class I Morningstar Balanced ETF Asset Allocation - Class I Morningstar 118302 Conservative -007ETF Asset Allocation 30Mar26 - ClassI21:16 Page 3 F83228 Rev 10-2025 Page 3 of 12

Account Options Net Premium % Monthly Charges % Loan % Morningstar Growth ETF Asset Allocation - Class I Morningstar Income & Growth ETF Asset Allocation - Class I Neuberger Berman AMT Quality Equity Portfolio Class I Shares PIMCO VIT Global Diversified Allocation - Advisor Class* PIMCO VIT International Bond Portfolio - Advisor Class PIMCO VIT Low Duration - Institutional Class PIMCO VIT Total Return - Institutional Class Putnam VT International Equity Fund - Class IA Shares Putnam VT International Value Fund - Class IA Shares Putnam VT Large Cap Growth Fund - Class IA Shares Putnam VT Large Cap Value Fund - Class IA Shares SFT Balanced Stabilization Fund* SFT Core Bond - Class 1 SFT Equity Stabilization Fund* SFT Government Money Market SFT Index 400 Mid-Cap - Class 1 SFT Index 500 - Class 1 SFT Macquarie Growth Fund SFT Macquarie Small Cap Growth Fund SFT Real Estate Securities - Class 1 SFT T. Rowe Price Value Fund SFT Wellington Core Equity Fund - Class 1 T. Rowe Price Health Sciences Portfolio - II Class TOPS® Managed Risk Flex ETF Portfolio* Vanguard® VIF Balanced Portfolio Vanguard® VIF Capital Growth Portfolio Vanguard® VIF Diversified Value Portfolio Vanguard® VIF Equity Income Portfolio Vanguard® VIF High Yield Bond Portfolio Vanguard® VIF International Portfolio Vanguard® VIF Short-Term Investment-Grade Portfolio Vanguard® VIF Small Company Growth Portfolio Vanguard® VIF Total Bond Market Index Portfolio Vanguard® VIF Total Stock Market Index Portfolio Indexed Account Options Net Premium % Monthly Charges % Loan % Index A: S&P 500®1 100% Participation Index B: S&P 500®1 140% Participation Index G: S&P 500 Low Volatility®1 Index (1-year) *Designated account as it relates to the Death Benefit Guarantee Flex Agreement

B. Dollar Cost Averaging (DCA) of premium Dollar cost average initial premium. (Internal and external 1035 premium will also be dollar cost averaged) Dollar cost average one-time premium of $____________________ (payment enclosed). Dollar cost average all future premiums. (Not available for monthly premium payment). Dollar cost average a portion of existing accumulation value. Enter transfer details below. Request amounts (%) to be moved to the Guaranteed Interest Account for dollar cost averaging. Cancel my dollar cost averaging arrangement. (All future DCA transfers will be cancelled. Any value remaining in the Guaranteed Interest Account designated for DCA will remain in the Guaranteed Interest Account unless you request a transfer or rebalance). From To Account: % Guaranteed Interest Account for dollar cost Account: % averaging Account: % Account: % Account: % Account: % Account: % Account: % 1 The “S&P 500 Index” and “S&P 500 Low Volatility Index” are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Minnesota Life Insurance Company. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Minnesota Life Insurance Company (“Minnesota Life’). The Indexed Universal Life Insurance Policy Series (“the Policies”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Policies or any member of the public regarding the advisability of investing in securities generally or in the Policies particularly or the ability of the S&P 500 Index or S&P 500 Low Volatility Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices only relationship to Minnesota Life with respect to the S&P 500 Index and S&P 500 Low Volatility Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index and S&P 500 Low Volatility Index are determined, composed and calculated by S&P Dow Jones Indices without regard to Minnesota Life or the Policies. S&P Dow Jones Indices has no obligation to take the needs of Minnesota Life or the owners of the Policies into consideration in determining, composing or calculating the S&P 500 Index or S&P 500 Low Volatility Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Policies or the timing of the issuance or sale of the Policies or in the determination or calculation of the equation by which the Policies are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Policies. There is no assurance that investment products based on the S&P 500 Index or the S&P 500 Low Volatility Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P 500 LOW VOLATILITY INDEX, OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY MINNESOTA LIFE, OWNERS OF THE POLICIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, S&P 500 LOW VOLATILITY INDEX, OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND MINNESOTA LIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Rebalance will default to original allocation (option not available if indexed accounts are included in original allocation). If no, complete the table below and if needed use the additional information page at the end of this document for additional accounts. 1. From To Yes No ALL accumulation value from variable sub-accounts and guaranteed interest account. Account: % Account: % Account: % Account: % Account: % Account: % Account: % Account: % 2. Start/Change Total 100% Complete the appropriate sections below for the requested transaction above Start on month year Change on month year 3. Day (options 1-28) 4. Frequency Monthly Quarterly Semi-annual Annual D. Transfer I elect to (check all that apply) (Systematic transfers are not available from Indexed Accounts) One-time transfer of accumulation value (complete 8) Start a systematic transfer (complete 5, 6, 7, 8) Change allocations of a systematic transfer (complete 5, 8) Change the frequency of a systematic transfer (complete 5, 7) Change the systematic transfer date (complete 5, 6) Cancel the systematic transfer (complete 5) Complete the appropriate sections below for the requested transaction above 5. Start/Change/End Start on month year Change on month year End on month year

C. Rebalance I elect to (check all that apply): (Rebalances are not available from or to Indexed Accounts) One-time rebalance of variable sub-accounts and guaranteed interest account accumulation value (complete 1 below) One-time rebalance of variable sub-accounts and guaranteed interest account accumulation value to new premium allocations in Section A Start a systematic rebalance (complete 1, 2, 3, 4 below) Change allocations of a systematic rebalance (complete 1 below) Change the frequency of a systematic rebalance (complete 2, 4 below) Change the systematic rebalance date (complete 2, 3 below) Cancel the systematic rebalance Rebalance will default to original allocation (option not available if indexed accounts are included Yes No in original allocation). If no, complete the table below and if needed use the additional information page at the end of this document for additional accounts. 1. From To ALL accumulation value from Account: % variable guaranteed sub interest -accounts account and . Account: % Account: % Account: % Account: % Account: % Account: % Account: % Total 100% Complete the appropriate sections below for the requested transaction above 2. Start/Change Start on __________ month ___________ year Change on __________ month ___________ year3. Day (options 1-28)

4. Frequency Monthly Quarterly Semi-annual Annual D. Transfer I elect to (check all that apply) (Systematic transfers are not available from Indexed Accounts) One-time transfer of accumulation value (complete 8) Start a systematic transfer (complete 5, 6, 7, 8) Change allocations of a systematic transfer (complete 5, 8) Change the frequency of a systematic transfer (complete 5, 7) Change the systematic transfer date (complete 5, 6) Cancel the systematic transfer (complete 5) Complete the appropriate sections below for the requested transaction above

Guaranteed Interest Account AB VPS Dynamic Asset Allocation - Class B* AB VPS International Value - Class A American Funds IS Capital World Bond Fund - Class 1 American Funds IS Global Small Cap - Class 1 American Funds IS Growth - Class 1 American Funds IS Growth-Income - Class 1 American Funds IS International - Class 1 American Funds IS New World® - Class 1 American Funds IS U.S. Govt. Sec - Class 1 BlackRock International Index V.I. Fund - Class I Shares BlackRock Small Cap Index V.I. Fund - Class I Shares ClearBridge Variable Small Cap Growth - Class I Fidelity® VIP Bond Index Portfolio - Initial Class Shares Fidelity® VIP Equity-Income PortfolioSM - Initial Class Fidelity® VIP Mid Cap Portfolio - Initial Class Franklin Small Cap Value VIP Fund - Class 1 Invesco V.I. American Value - Series I Invesco V.I. Comstock - Series I Invesco V.I. International Growth Fund - Series I Shares Invesco V.I. Main Street Small Cap Fund® Series I Shares Janus Henderson VIT Balanced - Institutional Shares Janus Henderson VIT Flexible Bond - Institutional Shares Janus Henderson VIT Forty - Institutional Shares Janus Henderson VIT Mid Cap Value - Institutional Shares Janus Henderson VIT Overseas - Institutional Shares LVIP American Century Disciplined Core Value

Fund Standard Class II LVIP American Century Inflation Protection Fund Standard Class II Macquarie VIP Asset Strategy Series - Service Class Shares Macquarie VIP Core Equity Series - Service Class Shares Macquarie VIP Global Growth Series - Service Class Shares Macquarie VIP International Core Equity Series - Service Class Shares Macquarie VIP Mid Cap Growth Series - Service Class Shares Macquarie VIP Pathfinder Moderate - Managed Volatility Series - Service Class Shares Macquarie VIP Science and Technology Series - Service Class Shares Macquarie VIP Smid Cap Core - Service Class Shares MFS® VIT II International Intrinsic Value - Initial Class MFS® VIT Mid Cap Growth - Initial Class Morgan Stanley VIF Emerging Markets Equity - Class II Morningstar Aggressive Growth ETF Asset Allocation - Class I Morningstar Balanced ETF Asset Allocation - Class I Morningstar Conservative ETF Asset Allocation - Class I Morningstar Growth ETF Asset Allocation - Class I Morningstar Income & Growth ETF Asset Allocation - Class I Neuberger Berman AMT Quality Equity Portfolio Class I Shares PIMCO VIT Global Diversified Allocation - Advisor Class PIMCO VIT International Bond Portfolio - Advisor Class PIMCO VIT Low Duration - Institutional Class PIMCO VIT Total Return - Institutional Class Putnam VT International Equity Fund - Class IA Shares Putnam VT International Value Fund - Class IA Shares

Macquarie VIP Asset Strategy Series - Service Class Shares Macquarie VIP Core Equity Series - Service Class Shares Macquarie VIP Global Growth Series - Service Class Shares Macquarie VIP International Core Equity Series - Service Class Shares Macquarie VIP Mid Cap Growth Series - Service Class Shares Macquarie VIP Pathfinder Moderate - Managed Volatility Series - Service Class Shares Macquarie VIP Science and Technology Series - Service Class Shares Macquarie VIP Smid Cap Core - Service Class Shares MFS® VIT II International Intrinsic Value - Initial Class MFS® VIT Mid Cap Growth - Initial Class Morgan Stanley VIF Emerging Markets Equity - Class II Morningstar Aggressive Growth ETF Asset Allocation - Class I Morningstar Balanced ETF Asset Allocation - Class I Morningstar Conservative ETF Asset Allocation - Class I Morningstar Growth ETF Asset Allocation - Class I Morningstar Income & Growth ETF Asset Allocation - Class I Neuberger Berman AMT Quality Equity Portfolio Class I Shares PIMCO VIT Global Diversified Allocation - Advisor Class* PIMCO VIT International Bond Portfolio - Advisor Class PIMCO VIT Low Duration - Institutional Class PIMCO VIT Total Return - Institutional Class Putnam VT International Equity Fund - Class IA Shares Putnam VT International Value Fund - Class IA Shares Putnam VT Large Cap Growth Fund - Class IA Shares Putnam VT Large Cap Value Fund - Class IA Shares SFT Balanced Stabilization Fund* SFT Core Bond - Class 1 SFT Equity Stabilization Fund* SFT Government Money Market SFT Index 400 Mid-Cap - Class 1 SFT Index 500 - Class 1 SFT Macquarie Growth Fund SFT Macquarie Small Cap Growth Fund SFT Real Estate Securities - Class 1 SFT T. Rowe Price Value Fund SFT Wellington Core Equity Fund - Class 1 T. Rowe Price Health Sciences Portfolio - II Class TOPS® Managed Risk Flex ETF Portfolio* Vanguard® VIF Balanced Portfolio Vanguard® VIF Capital Growth Portfolio Vanguard® VIF Diversified Value Portfolio Vanguard® VIF Equity Income Portfolio Vanguard® VIF High Yield Bond Portfolio Vanguard® VIF International Portfolio Vanguard® VIF Short-Term Investment-Grade Portfolio Vanguard® VIF Small Company Growth Portfolio Vanguard® VIF Total Bond Market Index Portfolio Vanguard® VIF Total Stock Market Index Portfolio

Indexed Allocation Options Percentage Dollar Amount Index A: S&P 500®1 100% Participation % $ Index B: S&P 500®1 140% Participation % $ Index G: S&P 500 Low Volatility®1 Index (1-year) % $ *Designated account as it relates to the Death Benefit Guarantee Flex Agreement From To ALL Accumulation Value from variable sub- accounts and guaranteed interest account. Account: % Account: % Account: % Account: % Account: % Account: % Account: % Account: % Total 100%